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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                  FORM 8-K/A

                                Amendment No. 1

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): April 6, 1999



                         MORRISON KNUDSEN CORPORATION

                        Commission File Number 1-12054



                            A Delaware corporation

                  IRS Employer Identification No. 33-0565601



                  MORRISON KNUDSEN PLAZA, BOISE, IDAHO 83729

                                 208/386-5000
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The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated April 6, 1999 (the "4/6/99 Form 8-K"):

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The response to Item 7 in the 4/6/99 Form 8-K is hereby amended to read in its entirety as follows (with terms that are not otherwise defined herein having the respective meanings assigned to them in the 4/6/99 Form 8-K):

         (a)  Financial Statements of Business Acquired

              The audited financial statements of the operations of the Westinghouse businesses acquired by the Corporation through WGS and WGES (the "GESCO Businesses") as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 are filed herewith as Exhibit 99.1.

         (b)  Pro Forma Financial Information

              The pro forma financial information required to be filed by Item 7(b) of Form 8-K is filed herewith as Exhibit 99.2.

         (c)  Exhibits

              Exhibit
              Number     Exhibit
              -------    -------

               23        Consent of KPMG LLP.

               99.1 Financial statements of the GESCO Businesses as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998.

               99.2 Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet of the Corporation and the GESCO Businesses as of February 26, 1999, and Unaudited Pro Forma Combined Condensed Consolidated Statements of Income of the Corporation and the GESCO Businesses for the three months ended February 26, 1999 and for the year ended November 30, 1998.


                                   Signature
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MORRISON KNUDSEN CORPORATION



June 7, 1999                    By: /s/ Stephen G. Hanks
                                    ---------------------------------
                                    Executive Vice President,
                                    Chief Legal Officer and Secretary

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